UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2018 (February 21, 2018)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 River Street

Hoboken, New Jersey 07030

(Address of principal executive offices including zip code)

(201) 610-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2018, Newell Brands Inc. (the “Company”) announced that the Board of Directors (the “Board”) of the Company increased the size of the Board from nine members to eleven and appointed James R. Craigie and Debra A. Crew (the “New Directors”) to the Board of Directors, effective immediately. The Company has not yet determined to which committees it will appoint the New Directors. The New Directors have no arrangements or understandings pursuant to which they were selected as directors and do not have any transactions reportable under Item 404(a) of Regulation S-K. The New Directors will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 30, 2017.

Item 8.01	Other Events.

On February 22, 2018, the Company issued a press release in connection with the Company’s presentation at the Consumer Analyst Group of New York Conference (“CAGNY”). A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on February 22, 2018, the Company issued a press release announcing the appointment of Mr. Craigie and Ms. Crew and the Company’s intention to nominate Ms. Sprieser at the Company’s 2018 Annual Meeting of Shareholders. A copy of the press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

In connection with Newell’s 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel.

Participants in Solicitation

Newell Brands and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. Certain information concerning certain of these participants is set forth in Newell Brands definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A and Newell Brands Current Reports, dated August 24, 2017, January 21, 2018 and February 16, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in this Current Report, other than those of historical fact, particularly those anticipating the nature and timing of, and action taken in respect of Starboard’s stated intention to nominate directors for election at Newell Brands’ 2018 Annual Meeting, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. Newell Brands cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

•	uncertainties regarding future actions that may be taken by Starboard in furtherance of its stated intention to nominate director candidates for election at Newell Brands’ 2018 Annual Meeting;

•	potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers;

•	Newell Brands’ dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;

•	competition with other manufacturers and distributors of consumer products;

•	major retailers’ strong bargaining power and consolidation of Newell Brands’ customers;

•	Newell Brands’ ability to improve productivity, reduce complexity and streamline operations;

•	Newell Brands’ ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;

•	risks related to Newell Brands’ substantial indebtedness, potential increases in interest rates or changes in Newell Brands’ credit ratings;

•	Newell Brands’ ability to effectively accelerate its transformation plan and explore and execute its strategic options;

•	Newell Brands’ ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;

•	changes in the prices of raw materials and sourced products and Newell Brands’ ability to obtain raw materials and sourced products in a timely manner;

•	the risks inherent to Newell Brands’ foreign operations, including currency fluctuations, exchange controls and pricing restrictions;

•	a failure of one of Newell Brands’ key information technology systems or related controls;

•	future events that could adversely affect the value of Newell Brands’ assets and require impairment charges;

•	the impact of United States or foreign regulations on Newell Brands’ operations, including environmental remediation costs;

•	the potential inability to attract, retain and motivate key employees;

•	the resolution of tax contingencies resulting in additional tax liabilities;

•	product liability, product recalls or related regulatory actions;

•	Newell Brands’ ability to protect its intellectual property rights;

•	significant increases in the funding obligations related to Newell Brands’ pension plans; and

•	other factors listed from time to time in Newell Brands’ filings with the SEC including, but not limited to, Newell Brands’ most recent Annual Report on Form 10-K.

The information contained in this Current Report is as of the date indicated. Newell Brands assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release Regarding Presentation for CAGNY, dated February 22, 2018.

99.2	Press Release Regarding Board Refreshment, dated February 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Date: February 22, 2018	By:	/s/ Bradford R. Turner
Bradford R. Turner

	Its:	Chief Legal and Administrative Officer and Corporate Secretary